Exhibit 23.1
------------

                 INDEPENDENT AUDITORS' CONSENT


Securities and Exchange Commission
Washington, DC

We consent to the use in this registration statement of International Travel CD's, Inc. on Form SB-2 Amendment No. 3 of our report dated December 27, 2000, appearing in the prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such prospectus.


/s/Cordovano and Harvey, P.C.

Cordovano and Harvey, P.C.
Denver, Colorado
May 10, 2001